UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2020

Kraton Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34581	20-0411521
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300
Houston, TX 77032
(Address of principal executive offices, including zip code)
281-504-4700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act

☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01	KRA	New York Stock Exchange

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    On May 22, 2020, Kraton Corporation (the "Company") held its Annual General Meeting of Stockholders (the "Meeting"). At the Meeting, the stockholders of the Company approved the Kraton Corporation Amended and Restated 2016 Equity and Cash Incentive Plan (the "Plan"), as described in our definitive proxy statement for the Meeting filed with the U.S. Securities and Exchange Commission on April 9, 2020 (the "Proxy Statement"). The Plan previously had been approved, subject to stockholder approval, by the Board of Directors of the Company.
A summary of the Plan is set forth in our Proxy Statement. That summary and the foregoing description of the Plan are qualified in their entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 5.07     Submission of Matters to a Vote of Security Holders.
A total of 28,622,837 shares of common stock of the Company were represented in person or by proxy at the Meeting. The Company's stockholders considered four proposals as described in the Proxy Statement. The final results of the voting on each matter submitted to the Company's stockholders at the Meeting are set forth below.
Proposal 1 - Election of Class II Directors. The stockholders elected all three nominees for Class II director by the vote shown below.

Nominee	Votes "For"	Votes "Withheld"	Broker Non-Votes
Dominique Fournier	25,082,443	373,292	3,167,102
John J. Gallagher, III	25,271,484	184,251	3,167,102
Billie I. Williamson	25,276,322	179,413	3,167,102
Proposal 2 - Advisory Vote to Approve the Compensation of the Company's Named Executive Officers. The stockholders approved, on an advisory basis, the compensation of the Company's named executive officers.

Votes "For"	Votes "Against"	Abstentions	Broker Non-Votes
24,688,288	745,749	21,698	3,167,102
Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the retention of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.

Votes "For"	Votes "Against"	Abstentions	Broker Non-Votes
27,491,934	1,126,166	4,737	--
Proposal 4 - Adoption of the Amended and Restated 2016 Equity and Cash Incentive Plan. The stockholders approved the adoption of the Amended and Restated 2016 Equity and Cash Incentive Plan.

Votes "For"	Votes "Against"	Abstentions	Broker Non-Votes
24,818,660	618,000	19,075	3,167,102

Item 9.01     Financial Statement and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1*	Kraton Corporation Amended and Restated 2016 Equity and Cash Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Denotes compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Corporation

Date: May 26, 2020	By:	/s/ James L. Simmons
James L. Simmons
Senior Vice President and General Counsel